SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2007


                              STATION CASINOS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Nevada                    000-21640                 88-0136443
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                     89102
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS

     On March 9, 2007, the Gun Lake Tribe (the "Tribe") and the State of Michigan entered into a tribal-state Class III gaming compact. The compact is subject to approval by the Michigan Legislature and, if approved, will regulate gaming at the Tribe's proposed gaming project in Wayland Township, Michigan. No assurances can be provided as to whether the Michigan Legislature will approve the compact. The timing and feasibility of the project are dependent upon the receipt of the necessary governmental and regulatory approvals. We plan to continue contributing significant financial support to the project, even though there can be no assurances as to when or if the necessary approvals will be obtained.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Station Casinos, Inc.



Date:  March 15, 2007                 By:   /s/ Glenn C. Christenson
                                            ------------------------------------
                                            Glenn C. Christenson
                                            Executive Vice President, Chief
                                            Financial Officer, Chief
                                            Administrative Officer and Treasurer